UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

Wilshire Variable Insurance Trust

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Associates Incorporated

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Name and address of agent for service)

(310)451-3051

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

Wilshire Variable Insurance Trust
SEMI-ANNUAL REPORT (Unaudited) Wilshire Global Allocation Fund
June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (866) 591-1568 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (866) 591-1568. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Wilshire Variable Insurance Trust Table of Contents

Letter to Shareholders	1
Commentary	5
Disclosure of Fund Expenses	8
Schedule of Investments	10
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Additional Fund Information	24
Tax Information	26
Privacy Statement	27

Shares of the Wilshire Global Allocation Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by Compass Distributors, LLC.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this semiannual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2020 to June 30, 2020 for the Global Allocation Fund (the “Fund”).

Market Environment

U.S. Equity Market

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, was up 21.94% for the second quarter of 2020 and down 3.30% for the first half of the year. Although parts of the country have begun to loosen Coronavirus-related restrictions, considerable uncertainty about 2020 economic growth prospects remain. At the time of this writing, more than a dozen states have paused or reversed their reopening plans. According to a report by the Federal Reserve Bank of Philadelphia, expectations for real Gross Domestic Product growth this year are approximately -5%, with an unemployment rate remaining above 10%.

Four of the eleven major sectors were in positive territory for the first half of the year. The best performing sector was Information Technology (+15.17%), followed by Consumer Discretionary (+8.73%), Health Care (+2.33%), and Communication Services (+0.10%). For the first six months of the year, large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning -2.29% versus -13.82% for the Wilshire U.S. Small-Cap IndexSM. Over the same period, growth again outperformed value, with the Wilshire U.S. Large-Cap Growth IndexSM returning 5.49% versus -9.98% for the Wilshire U.S. Large-Cap Value IndexSM.

International Equity Market

Equity markets outside of the U.S. also enjoyed a strong rebound during the quarter, although they did trail the U.S. market. Economic releases showed that the United Kingdom suffered its worst contraction in more than 40 years, as real Gross Domestic Product shrank -2.2% in the first quarter. Employment data shows that nearly a third of the U.K.’s workforce is on furlough, with the government supporting a majority of those employees’ wages. Although the 19-nation euro region is expected to shrink more than 8% this year, there are some early signs of a recovery. Survey data shows that economic sentiment, although still lower than earlier this year, is improving. Inflation statistics in Germany indicate that service providers have been successful in raising prices to counter Coronavirus-related restrictions. China’s economic recovery continued during the second quarter due, in part, to government support policies and the reopening of some overseas markets. The Purchasing Managers Index, monthly economic surveys of companies in which senior managers overseeing operations answer questions on business activity and its recent trends, indicates that manufacturing in China expanded for the fourth straight month after a dramatic slowdown. For the first half of the year, the MSCI ACWl ex USA Index and MSCI Emerging Markets Index returned -11.00% and -9.78%, respectively.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

Bond Market

After a dramatic drop in the first quarter, the U.S. Treasury yield curve was little changed in the second quarter. Although the entire curve is below 1.50%, it is steeper than it has been in two years. The 10-year Treasury yield ended June at 0.66%, down just 0.04% from March. The Federal Open Market Committee met twice during the second quarter, as scheduled, with no change to their overnight rate, which they expect will be near zero until at least 2022. Chair Jerome Powell attempted to temper expectations by stating that, “The path forward for the economy is extraordinarily uncertain.” Alongside the rally in equities, the credit spread, a metric used to assess the credit quality of a debt security, tightened significantly during the quarter, as evidenced by the double-digit return within the high yield market. For the first half of the year, the Bloomberg Barclays U.S Aggregate Bond Index, Bloomberg Barclays U.S. Credit Index and Bloomberg Barclays U.S. Corporate High Yield Index returned 6.14%, 4.82% and -3.80%, respectively.

Fund Performance Review

The Global Allocation Fund returned -5.36%, underperforming its custom benchmark by 2.44%. Although the Fund underperformed its benchmark in the first half of 2020, we believe the Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Investing involves risk including loss of principal. This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI ACWI ex USA Index is an equity index which captures large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S) and 26 Emerging Markets countries. With 2,370 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI ACWI ex USA Investable Market Index is an equity index which captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. With 6,434 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

MSCI Emerging Markets Index is an equity index which captures large and mid-cap representation across 26 Emerging Markets countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Wilshire 5000 Total Market Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire US Large-Cap Index is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Index is a float-adjusted, market capitalization- weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Small-Cap Index is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Small-Cap is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Growth Index is a benchmark of the large-sized growth (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Growth is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

The Wilshire US Large-Cap Value Index is a benchmark of the large-sized value (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Value is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the US dollar-denominated, high yield, fixed-rate, corporate bond market.

Bloomberg Barclay U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Russell 1000® Growth Index: Measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: Measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND

Average Annual Total Returns

Six Months Ended 6/30/20*	-5.36%
One Year Ended 6/30/20	0.08%
Five Years Ended 6/30/20	4.19%
Ten Years Ended 6/30/20	6.82%

MSCI ALL COUNTRY WORLD (ACWI) INVESTABLE MARKET (IMI)(1)

Average Annual Total Returns

Six Months Ended 6/30/20*	-7.06%
One Year Ended 6/30/20	1.17%
Five Years Ended 6/30/20	6.11%
Ten Years Ended 6/30/20	9.10%

BLOOMBERG BARCLAYS GLOBAL AGGREGATE BOND INDEX (HEDGED)(1)

Average Annual Total Returns

Six Months Ended 6/30/20*	3.90%
One Year Ended 6/30/20	6.07%
Five Years Ended 6/30/20	4.44%
Ten Years Ended 6/30/20	4.07%

65/35 HYBRID INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/20*	-2.92%
One Year Ended 6/30/20	3.40%
Five Years Ended 6/30/20	5.79%
Ten Years Ended 6/30/20	7.57%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

*	Not Annualized
(1)

The MSCI ACW IMI captures large, mid and small cap representation across 23 Developed Markets and 26 Emerging Markets countries, covering approximately 99% of the global equity investment opportunity set. The Bloomberg Barclays Global Aggregate Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets from both developed and emerging markets issuers. 65/35 Hybrid is a blend of 65% MSCI All Country World (ACWI) Index and 35% Bloomberg Barclays Global Aggregate Index (Hedged). An individual cannot invest directly in an index. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses.

During the ten years ended June 30, 2020, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the six months ended June 30, 2020, the investment adviser did not reduce its fees or reimburse expenses.

The Fund’s total expense ratio per the prospectus dated 4/30/2020 was 1.39% including Acquired Fund Fees and Expenses.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING

(As of June 30, 2020)

The Wilshire 5000 Total Market IndexSM returned -3.30% for the first half of the year. Global financial markets rallied during the second quarter, as investor sentiment rose on the coattails of swift and substantial government stimulus and intervention. Real Gross Domestic Product (GDP) was down -5.0% during the first quarter of the year as restricted activity due to the Coronavirus (COVID) weighed heavily on economic growth. The main detractor was personal consumption, the largest component of GDP, which was down -6.8% for the first quarter. Business spending was down -6.4% on lower fixed investment and the largest inventory drawdown since 2009. Economists were forecasting a much larger, double-digit fall in real GDP for the second quarter of the year.

Outside of the United States, equities performance lagged its U.S. counterpart, with the MSCI All Country World ex USA Index returning -11.00% for the first half of the year. The global economic outlook remained very gloomy and uncertain, particularly given the overwhelmingly negative narrative of higher COVID rates. The International Monetary Fund estimates a real annual global GDP growth rate of approximately -5.0% in 2020, with U.S. GDP growth expected to be -8.0%.

Sector returns for the Wilshire 5000 Total Market Index were mixed for the first half of the year. Information Technology (+15.17%), Consumer Discretionary (+8.73%), and Health Care (+2.33%) were the best performing sectors while Energy (-35.89%) and Financials (-24.40%) were the laggards. For the first six months of the year, large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning -2.29% versus -13.82% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks again led value equities during the six-month period, with the Wilshire U.S. Large-Cap Growth IndexSM returning 5.49% versus -9.98% for the Wilshire U.S. Large-Cap Value IndexSM.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited) - (Continued)

Real estate securities were up during the second quarter in both the U.S. and abroad but still down for the first half of the year, with the Wilshire US Real Estate Securities and Wilshire Global Real Estate Securities Index returning -17.89% and -20.30%, respectively. The second quarter rebound was broad-based, including sectors that have struggled such as regional shopping malls and shopping centers. Commodity results were positive for the second quarter as crude oil jumped 91.7% to $39.27 per barrel. Natural gas prices were up 6.8%, ending the first half of the year at $1.75 per million British Thermal Units. Midstream Energy was among the best performing market segments, up 32.6% for the second quarter. Finally, gold prices were up 13.7%, the seventh straight positive quarter, and finished at approximately $1,801 per troy ounce.

The Bloomberg Barclays US Aggregate Bond Index returned 6.14% for the first half of the year. Fixed income markets responded positively to the recent targeted stimulus provided by both the Federal Reserve Board (Fed) and the Federal Government. The Fed’s swift actions to cut the Fed Funds Target Rate and provide support to fixed income markets through outright purchases of assets, and by supporting short-term funding markets through the Commercial Paper Funding Facility, successfully led to a decline in risk and recovery in asset prices across fixed income markets. However, the Fed’s actions in combination with pessimistic economic market expectations has caused longer-term nominal interest rates to remain very low, despite the rise in inflation expectations. This has resulted in extremely low real yields, as the US Real 10 year yield sits at nearly -0.90%. Credit spreads have narrowed in both investment grade and high yield markets during the second quarter, but still are at an elevated level compared to that at the end of last year. The Bloomberg Barclays Long Term Treasury Index and the Bloomberg Barclays US Corporate High Yield Index returned 21.20% and 4.82%, respectively, for the first six month of the year.

The Wilshire VIT Global Allocation Fund returned -5.36% in first half of the year, underperforming the Custom Benchmark return of -2.92% by -2.44%. Underperformance was largely driven by relative underperformance from the Wilshire Large Company Value Portfolio and the Wilshire Income Opportunities Fund. As well overweight exposure to value-stock and international equities detracted from relative performance. Conversely, strong performance from the Wilshire International Equity Fund and Wilshire Large Company Growth Portfolio contributed to relative performance.

Despite recent relative underperformance, we believe the Fund is well positioned going into second half of the year as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory services, administrative services, distribution and/or shareholder services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited) - (Continued)

	Beginning Account Value 01/01/2020	Ending Account Value 06/30/2020	Net Expense Ratio(1)	Expenses Paid During Period 01/01/20- 06/30/20(2)
Wilshire Global Allocation Fund
Actual Fund Return	$ 1,000.00	$ 946.40	0.40%	$ 1.94
Hypothetical 5% Return	$ 1,000.00	$ 1,022.87	0.40%	$ 2.01

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)	The expense ratio does not include the expenses of the underlying funds.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).
(4)	Expenses shown do not include annuity contract fees.

Wilshire Variable Insurance Trust Schedule of Investments June 30, 2020 (Unaudited)

Wilshire Global Allocation Fund

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 89.4% (a)
Wilshire Income Opportunities Fund - Institutional Class	12,130,928	$120,824,043
Wilshire International Equity Fund - Institutional Class	13,136,767	135,440,067
Wilshire Large Company Growth Portfolio - Institutional Class	1,577,934	76,166,860
Wilshire Large Company Value Portfolio - Institutional Class	4,932,394	77,882,509
Wilshire Small Company Growth Portfolio - Institutional Class	336,484	9,657,104
Wilshire Small Company Value Portfolio - Institutional Class	530,323	8,813,969
Total Affiliated Registered Investment Companies (Cost $428,785,105)		$428,784,552

OTHER OPEN-END FUND — 10.3%
Vanguard Total International Bond Index Fund - Institutional Shares	1,428,073	$49,368,479
Total Other Open-End Fund (Cost $48,482,317)		$49,368,479

COMMON STOCK — 0.0% (b)
BGP Holdings Ltd. (c)(d)(e)	3,758	$—
Total Common Stock (Cost $—)		$—

	Shares	Value
SHORT-TERM INVESTMENT — 0.0% (b)
Money Market Fund — 0.0% (b)
First American Government Obligations Fund - Class X, 0.090% (f)	136,438	$136,438
Total Short-Term Investment (Cost $136,438)		$136,438

Total Investments at Value — 99.7% (Cost $477,403,860)		$478,289,469

Other Assets in Excess of Liabilities — 0.3%		1,360,664

Net Assets — 100.0%		$479,650,133

Percentages are stated as a percent of net assets.

(a)	More narrow classifications utilized for compliance purposes (See Note 5).
(b)	Percentage rounds to less than 0.1%.
(c)	Non-income producing security.
(d)	Illiquid security. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.
(e)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Trustees. The total value of such securities is $0 as of June 30, 2020, representing 0.0% of net assets.

(f)	Rate listed is the 7-day effective yield as of June 30, 2020.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Assets and Liabilities June 30, 2020 (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND
ASSETS:
Investments in unaffiliated investments, at value (Note 2)	$49,504,917
Investments in affiliated funds, at value (Notes 2 and 5)	428,784,552
Receivable for Fund shares sold	11,327
Receivable for investment securities sold	363,020
Dividends and interest receivable	1,100,878
Other assets	51,425
Total assets	479,816,119

LIABILITIES:
Payable for Fund shares redeemed	91,739
Investment advisory fees payable (Note 3)	5,917
Distribution fees payable (Note 4)	29,465
Accrued expenses and other payables	38,865
Total liabilities	165,986

NET ASSETS	$479,650,133

NET ASSETS consist of:
Paid-in capital	$458,572,479
Accumulated earnings	21,077,654

NET ASSETS	$479,650,133

SHARES OUTSTANDING:
(Unlimited shares authorized)	24,712,559

NET ASSET VALUE:
(Offering and redemption price per share)	$19.41

Investments in unaffiliated investments, at cost (Note 2)	$48,618,755
Investments in affiliated funds, at cost (Notes 2 and 5)	428,785,105

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Operations For the Six Months Ended June 30, 2020 (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND
INVESTMENT INCOME:
Dividend income from unaffiliated investments	$112,998
Income distributions from affiliated funds (Note 5)	2,395,739
Interest income	971
Total income	2,509,708

EXPENSES:
Distribution fees (Note 4)	591,845
Investment advisory fees (Note 3)	164,402
Professional expenses	57,239
Trustees’ fees and expenses (Note 3)	52,963
Administration fees (Note 3)	27,087
Insurance expense	17,942
Transfer agent fees	17,707
Printing expenses	14,450
Custodian fees	11,681
Registration and filing fees	1,949
Other	542
Total expenses	957,807
Net expenses	957,807

Net investment income	1,551,901

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (Notes 2 and 5):
Net realized gains (losses) from:
Sale of unaffiliated investments	(738,226)
Sale of affiliated investment company shares (Note 5)	3,068,963
Net change in unrealized depreciation of:
Unaffiliated investments	(1,616,572)
Investments in affiliated funds (Note 5)	(31,146,053)
Net realized and unrealized losses on investments	(30,431,888)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,879,987)

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets

	WILSHIRE GLOBAL ALLOCATION FUND
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
OPERATIONS:
Net investment income	$1,551,901	$9,347,853
Net realized gains from sale of unaffiliated investments and sale of affiliated company shares	2,330,737	9,744,551
Net change in unrealized appreciation (depreciation) of unaffiliated investments, and investments in affiliated funds	(32,762,625)	67,217,281
Net increase (decrease) in net assets resulting from operations	(28,879,987)	86,309,685

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)	—	(28,649,185)

CAPITAL SHARE TRANSACTIONS: (DOLLARS)
Shares sold	1,901,905	3,323,216
Shares issued as reinvestment of distributions	—	28,649,185
Shares redeemed	(19,903,691)	(52,105,756)
Net decrease in net assets from capital share transactions	(18,001,786)	(20,133,355)

Net increase (decrease) in net assets	(46,881,773)	37,527,145

NET ASSETS:
Beginning of period	526,531,906	489,004,761
End of period	$479,650,133	$526,531,906

CAPITAL SHARE TRANSACTIONS:
Shares sold	100,897	165,004
Shares issued as reinvestment of distributions	—	1,485,183
Shares redeemed	(1,063,567)	(2,609,608)
Net decrease in shares outstanding	(962,670)	(959,421)
Shares outstanding, beginning of period	25,675,229	26,634,650
Shares outstanding, end of period	24,712,559	25,675,229

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of period	$20.51		$18.36	$20.54	$18.49	$18.38		$19.75

Income (loss) from investment operations:
Net investment income (a)	0.06		0.36	0.36	0.37	0.46		0.30
Net realized and unrealized gains (losses) on investments	(1.16)		2.95	(1.80)	2.43	0.57		(0.30)
Total from investment operations	(1.10)		3.31	(1.44)	2.80	1.03		0.00

Less distributions:
From net investment income	—		(0.34)	(0.39)	(0.50)	(0.31)		(0.37)
From realized capital gains	—		(0.82)	(0.35)	(0.25)	(0.61)		(1.00)
Total distributions	—		(1.16)	(0.74)	(0.75)	(0.92)		(1.37)

Net asset value, end of period	$19.41		$20.51	$18.36	$20.54	$18.49		$18.38

Total return (b)	(5.36	)%(c)	18.42%	(7.30)%	15.16%	5.62%		0.04%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$479,650		$526,532	$489,005	$411,016	$409,182		$432,239
Operating expenses after fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.40	%(d)	0.44%	0.49%	0.50%	0.51	%(e)	0.53	%(e)
Operating expenses before fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.40	%(d)	0.44%	0.45%	0.41%	0.53%		0.63%
Net investment income (a)	0.66	%(d)	1.82%	1.78%	1.80%	2.44%		1.48%
Portfolio turnover rate	8	%(c)	11%	29%	15%	65	%(f)	29%

(a)

Net investment income was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of expenses to average net assets includes interest expense, which is considered outside the expense limitation agreement. Had interest expense been excluded, the ratio would have been 0.50%, 0.50% and 0.50% for the years ended December 31, 2016, 2015 and 2014, respectively.

(f)	Includes the impact of in-kind transactions.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements June 30, 2020 (Unaudited)

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers units of beneficial interest (shares) in the Wilshire Global Allocation Fund (the “Fund”). The Fund operates under a fund of funds structure and at this time invests substantially all of its assets in shares of certain underlying affiliated funds (the “Affiliated Funds”), which are mutual funds advised by Wilshire Associates Incorporated (the “Adviser”), and in shares of unaffiliated investment companies. Shares of the Fund may only be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

The investment objective of the Fund is to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Investments representing shares of other open-end investment companies, are valued at their net asset value (“NAV”) as reported by such companies. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded, it is typically valued by an

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

independent pricing agent which employs methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. The independent pricing agent often utilizes proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, repayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Fund’s pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Investments in open-end registered investment companies are valued at the end of day NAV per share as reported by the underlying funds.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the six months ended June 30, 2020, there were no significant changes to the Fund’s fair value methodologies.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020:

Wilshire Global Allocation Fund	Level 1	Level 2	Level 3		Total
Affiliated Registered Investment Companies	$428,784,552	$—	$—		$428,784,552
Other Open-End Fund	49,368,479	—	—		49,368,479
Common Stock	—	—	—	*	—
Money Market Fund	136,438	—	—		136,438
Total	$478,289,469	$—	$—		$478,289,469

*	Includes securities that have been fair valued at $0.

The Fund held a common stock that was measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when the Fund has over 1% of Level 3 investments.

Investment transactions and investment income — Investment transactions are recorded on a trade date basis. Dividends, including distributions paid by Affiliated Funds and unaffiliated investment companies, are recorded on the ex-dividend date. The actual tax character of income, realized gains and return of capital distributions received from Affiliated Funds and unaffiliated investment companies may not be known until after the end of the fiscal year, at which time appropriate adjustments are recorded. Realized gains and losses on investments sold are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain.

Expense policy — Expenses that are attributable to both the Fund and the Wilshire Mutual Funds, Inc. (an affiliated investment company) are allocated across the Fund and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Fund’s net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

3. Investment Advisory and Other Services.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to continuously review, oversee and administer the Fund’s investment program.

Under an Investment Advisory Agreement, the Fund pays to the Adviser a fee at the annual rate of 0.55% of the average daily net assets of the first $1 billion and 0.45% on the average daily net assets greater than $1 billion of the Fund, excluding assets invested in the Affiliated Funds.

The Adviser has entered into an expense limitation agreement with the Fund requiring it to reduce its management fee and/or reimburse expenses to limit annual operating expenses (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 0.50% of average daily net assets of the Fund. The agreement to limit expenses continues through at least April 30, 2021. The Adviser may recoup the amount of any management fee reductions or expense reimbursements within three years after the day on which the fee reduction or expense reimbursement occurred if the recoupment does not cause the Fund’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement. There were no waivers or recoupments during six months ended June 30, 2020. There are no outstanding amounts that are subject to recoupment as of June 30, 2020.

Because the Affiliated Funds and unaffiliated investment companies have varied fee and expense levels and the Fund may own different proportions of the Affiliated Funds and unaffiliated investment companies at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

U.S. Bank N.A. serves as the Trust’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”) serves as the Company’s administrator, accounting agent and also serves as the Trust’s transfer agent and dividend disbursing agent effective June 8, 2020. Compass Distributors, LLC, serves as the Company’s principal underwriter. Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator, or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

DST Systems, Inc. served as the Company’s transfer agent until June 8, 2020.

Officers and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser or the Administrator. The Trust does not pay any remuneration to its officers. The Fund and Wilshire Mutual Funds, Inc. together pay each Independent Trustee an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Trustee is compensated for Board and

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $6,000 for Independent Trustees and $7,000 for the Board chair; a telephonic Board meeting fee of $3,000 for Independent Trustees and $3,500 for the Board chair, and a telephonic Committee meeting fee of $500.

4. Distribution and Shareholder Services Plan.

The Fund has adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan, the Distributor receives from the Fund a distribution and shareholder services fee computed at the annual rate of 0.25% of average daily net assets.

5. Security Transactions.

During the six months ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investments, other than affiliated investments and short-term investments, totaled $30,184,228 and $48,896,084, respectively.

Information regarding the Fund’s investments in the Affiliated Funds during the six months ended June 30, 2020 is provided in the table below:

Fund	Value as of December 31, 2019	Purchases	Proceeds from Sales	Realized Gain (Loss)
Wilshire Income Opportunities Fund - Institutional Class	$122,160,324	$22,261,318	$(19,812,688)	$413,404
Wilshire International Equity Fund - Institutional Class	180,927,511	5,501,206	(38,529,740)	3,951,367
Wilshire Large Company Growth Portfolio - Institutional Class	50,785,348	22,007,962	(4,657,704)	714,837
Wilshire Large Company Value Portfolio - Institutional Class	70,009,630	27,765,322	(4,249,544)	(725,111)
Wilshire Small Company Growth Portfolio - Institutional Class	16,045,069	652,125	(6,431,832)	192,414
Wilshire Small Company Value Portfolio - Institutional Class	15,903,859	1,645,892	(5,122,416)	(1,477,948)
	$455,831,741	$79,833,825	$(78,803,924)	$3,068,963

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

Fund	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2020	Income Distribution	Capital Gain Distributions
Wilshire Income Opportunities Fund - Institutional Class	$(4,198,315)	$120,824,043	$2,197,008	$—
Wilshire International Equity Fund - Institutional Class	(16,410,277)	135,440,067	—	—
Wilshire Large Company Growth Portfolio - Institutional Class	7,316,417	76,166,860	—	—
Wilshire Large Company Value Portfolio - Institutional Class	(14,917,788)	77,882,509	—	—
Wilshire Small Company Growth Portfolio - Institutional Class	(800,672)	9,657,104	—	—
Wilshire Small Company Value Portfolio - Institutional Class	(2,135,418)	8,813,969	—	—
	$(31,146,053)	$428,784,552	$2,197,008	$—

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in Wilshire International Equity Fund, Wilshire Income Opportunities Fund, Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, and Wilshire Small Company Value Portfolio (the “Affiliated Funds”), registered open-end management investment companies. The Fund may redeem its investments from the Affiliated Funds at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the Affiliated Funds. As of June 30, 2020, the percentage of net assets invested in the Affiliated Funds was 89.4%. The Wilshire International Equity Fund represents 28.2% of the Fund’s net assets as of July 31, 2020. The latest shareholder report for the Wilshire Funds can be found at www.sec.gov.

6. Significant Shareholders.

On June 30, 2020, 99% of the outstanding shares of the Fund, representing 1 omnibus shareholder, were held in the separate account of Horace Mann Life Insurance Co. through which shares of the Fund are sold.

7. Tax Information.

No provision for federal income taxes is required because the Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable net investment income and net realized capital gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial reporting records are not adjusted for temporary differences. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will materially change in the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost and unrealized appreciation (depreciation) at December 31, 2019 for the Fund is as follows:

Tax cost of portfolio investments	$495,536,658
Aggregate gross unrealized appreciation	$36,709,713
Aggregate gross unrealized depreciation	(5,975,458)
Net unrealized appreciation	$30,734,255

The difference between the book and tax-basis cost of portfolio investments for the Fund is attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid to shareholders for the year ended December 31, 2019 and 2018 was as follows:

	December 31, 2019	December 31, 2018
Ordinary income	$8,498,080	$7,397,343
Long-term capital gains	20,151,105	6,459,179
Total	$28,649,185	$13,856,522

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

For the year ended December 31, 2019 there was no reclassification made on the Statement of Assets and Liabilities for the Fund as a result of book to tax differences.

At December 31, 2019, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$9,731,764
Undistributed long-term gains	9,491,620
Net unrealized appreciation on investments	30,734,255
Total accumulated earnings	$49,957,639

8. Indemnifications.

In the normal course of business, the Trust enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9. Contingencies.

As a part of the merger of the Equity Fund and Socially Responsible Fund into the Fund on September 22, 2014, the Fund assumed all of the liabilities of the Equity Fund and Socially Responsible Fund, including, without limitation, contingencies relating to lawsuits. The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in lawsuits filed on December 7, 2010 in the U.S. Bankruptcy Court for the District of Delaware, and on March 6, 2012 in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In 2013, the Complaint in the 2012 lawsuit was dismissed and the Second Circuit Court of Appeals recently affirmed the dismissal and the plaintiffs filed a petition for review by the Supreme Court. In April 2018, the Supreme Court deferred consideration of the petition to allow the Second Circuit to consider whether it would be appropriate to vacate the judgment in light of a 2018 Supreme Court decision in another case. In May 2018, the Second Circuit recalled its judgment mandate

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2020 (Unaudited)

in anticipation of further panel review. On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the dismissal. The Adviser does not expect the Fund to be materially impacted by the lawsuits.

As it relates to the Contingency, the Second Circuit in the Tribune proceeding denied a motion for a rehearing filed by the plaintiff on February 6, 2020. On February 13, 2020, the Second Circuit in the Deutsche Bank case issued a judgment mandate affirming the district court’s dismissal. The plaintiffs may now petition the Supreme Court for a writ of certiorari if they desire.

10. COVID-19

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

11. Subsequent Event Evaluation.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited)

Liquidity Risk Management Program

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated Wilshire Associates Incorporated (“Wilshire”) as Program administrator. The Program is designed to assess and manage the Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Wilshire has designated the Liquidity Risk Committee (the “Committee”) composed of personnel from multiple departments within Wilshire that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk. Under the Program, every investment held by the Fund is classified into one of four liquidity categories based on calculations of the investment’s ability to be sold during designated timeframes in current market conditions.

At the Board’s May 2020 meeting, as required by the Program and the Liquidity Rule, the Committee provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from May 20, 2019 through March 31, 2020 (the “Reporting Period”). During the Reporting Period, the Fund was predominantly (generally, 100%) invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less). As a result, the Fund has not adopted a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be converted to cash in seven days or less without the sale of the investment materially affecting the market value of the investment). The Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Committed concluded that, given the investor base of the Fund, the diversified subadvisers of the affiliated funds in which the Fund invests and the highly liquid nature of the Fund’s strategy, the Program and its implementing policy are suited to the needs of the Fund.

Information on Proxy Voting

A description of policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at www.sec.gov.

Information on Form N-PORT

The Trust files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Tax Information

For the year ended December 31, 2019, the funds designate 0.00% of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871 (k)(1)(c).

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871 (k)(2)(c) is 0.61%.

For the year ended December 31, 2019, the Fund designates $20,151,105 as long-term capital gain distribution.

Of the ordinary income distribution made by the Fund, 0.00% represents the amount of the distribution which will qualify for the dividends received deduction available to corporate shareholders.

Wilshire Variable Insurance Trust Privacy Statement

The Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. (each a “Fund” and collectively, the “Funds”)., appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

In most cases, we collect information directly from the person or entity with whom we have the relationship (e.g. through account applications, website usage, and electronic or verbal correspondence); but may also obtain information from other sources (e.g. transactions; brokers, consultants or financial advisory firms). We collect and retain nonpublic personal information about you that may include, but is not limited to:

Information we receive on your account applications or other forms such as your name, address (or other contact information), financial information and/or information related to personal identification (e.g. social security number, date of birth, etc.);

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Confidentiality, Security and Use of Information

The Funds consider privacy to be a fundamental aspect of our relationships. We are committed to maintaining the confidentiality, integrity, and security of private, personal and confidential information in our possession. We maintain appropriate physical, electronic and procedural safeguards which includes the use of security procedures to protect your nonpublic personal information. In the course of providing our products and services, we may collect, retain, and use private, personal and confidential information for the purpose of administering our operations, and complying with legal and regulatory requirements. Within our organization, we seek to restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. Where necessary we may share the information we collect with affiliates. The Funds also reserve the right to disclose private, personal and confidential information where we believe in good faith that disclosure is required either under law or to cooperate with regulators or law enforcement authorities.

Wilshire Variable Insurance Trust Privacy Statement - (Continued)

Information We May Share

The Funds generally do not share private, personal and confidential information with third parties, except for third party processors and service providers that are essential in administering our operations. These companies may be provided access to private, personal and confidential information solely to provide the specific service or as otherwise required or permitted by law. We may also provide confidential information to brokerage, financial advisory, or other third party financial intermediaries. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law. We do not sell any of your nonpublic personal information to third parties.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Funds value your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. As required by regulations, the Funds will provide to its clients annually a statement regarding their rights to privacy. The Funds may update its privacy policies and this statement at any time and, in such cases, will provide an updated copy to relevant parties as required by relevant laws.

Should you have any questions regarding the Funds’ privacy policy or this statement please do not hesitate to contact us directly or through your representative.

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Wilshire Variable Insurance Trust

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401

1-888-200-6796

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit: Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurnace Trust

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	9/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	9/9/2020

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	9-9-2020

*	Print the name and title of each signing officer under his or her signature.